SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2004



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



            Delaware                    0-16375             94-3018487
            ---------                   -------             ----------
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
                                 (916) 858-5100
                                 --------------
          (Address and telephone number of principal executive offices)

Item 7.    Financial Statements and Exhibits.

           Exhibit No.           Exhibit Description
           -----------           -------------------
              99.1               Press release announcing third quarter results

Item 12.   Results of Operations and Financial Condition.

     ThermoGenesis Corp. announced its results for the third quarter ended March 31, 2004, on a press release, furnished as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THERMOGENESIS CORP.,
                                    a Delaware corporation



Dated:  May 18, 2004                /s/ Renee M. Ruecker
                                    --------------------------------------------
                                    Renee M. Ruecker,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)